UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 19, 2019

CirTran Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-49654	68-0121636
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4125 South 6000 West, West Valley City, Utah 84128

(Address of principal executive offices)

(801) 963-5112

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 8.01 OTHER EVENTS.

Explanatory Note

The following information corrects information set forth in the registration statement under 12(g) on Form 10-12G/A, as amended, filed on June 27, 2018 (SEC Accession No. 0001493152-18-009282).

Security Ownership of Certain Beneficial Owners and Management (Form 10 Item 4)

The following table sets forth certain information, as of March 15, 2019, respecting the beneficial ownership of our outstanding common stock by: (i) any holder of more than 5%; (ii) each of the Named Executive Officers (defined as any person who was principal executive officer during the preceding fiscal year and each other highest compensated executive officers earning more than $100,000 during the last fiscal year) and directors; and (iii) our directors and Named Executive Officers as a group, based on 4,499,918,984 shares of common stock outstanding as of March 15, 2019:

Name of Person or Group(1)	Nature of Ownership	Amount	Percent

Principal Stockholder:
Iehab J. Hawatmeh	Common Stock	211,553,877	4.7%
	Options	66,000,000	1.4%
		277,553,877	6.1%

Directors:
Iehab J. Hawatmeh	Common Stock	211,553,877	4.7%
	Options	66,000,000	1.4%
		277,553,877	6.1%

Kathryn Hollinger	Common Stock	26,002,520	0.6%
	Options	16,000,000	0.4%
		55,335,853	1.2%
All Executive Officers and
Directors as a Group (2 persons):	Common Stock	237,556,397	5.3%
	Options	82,000,000	1.8%
		332,889,730	7.0%

(1)	Address for all stockholders is 4125 S 6000 W, West Valley City, UT 84128.
(2)	Consists of options accrued for services provided during 2008, 2009, 2010, 2011, 2012, 2013, 2014, 2015, 2016, 2017, and 2018. These options can be exercised any time upon issuance at exercise prices ranging between $0.0001 and $0.016 per share.
(3)	Consists of options accrued for services provided during 2011, 2012, 2013, 2014, 2015, 2016, and 2017. These options can be exercised any time upon issuance at an exercise prices ranging from $0.0001 and $0.0021 per share.

The persons named in the above table have sole voting and dispositive power respecting all shares beneficially owned, subject to community property laws where applicable. Beneficial ownership is determined according to the rules of the U.S. Securities and Exchange Commission, and generally means that a person has beneficial ownership of a security if he or she possesses sole or shared voting or investment power over that security. Each director, officer, or 5% or more stockholder, as the case may be, has furnished the information respecting beneficial ownership.

Description of Securities (Form 10 Item 11)

We are authorized to issue up to 4,500,000,000 shares of common stock, par value $0.001. As of March 15, 2019, we had 4,499,918,984 shares of common stock issued and outstanding and outstanding options to purchase 165,800,000 shares of common stock. This corrected number includes 1,027,752 shares that are subject to cancellation by agreement but are still evidenced by non-cancelled certificates not surrendered and 678 shares resulting from rounding errors, both of which we previously reported in our Form 10 as not outstanding.

Stockholders’ Deficit

We are authorized to issue up to 4,500,000,000 shares of $0.001 par value common stock. There were no shares issued during the years ended December 31, 2017 or 2016 resulting in total shares issued and outstanding of 4,499,918,984 as of March 15, 2019, and December 31, 2018, 2017, and 2016. The change in outstanding common stock would not have resulted in changes to per share earnings (loss) per share during any of our reporting periods.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIRTRAN CORPORATION

Dated: March 20, 2019	By:	/s/ Iehab Hawatmeh
Iehab Hawatmeh, President